UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021 (August 10, 2021)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Sale of 4.375% Senior Notes due 2032

On August 13, 2021, The Scotts Miracle-Gro Company (the “Company”) completed the sale of $400 million aggregate principal amount of 4.375% senior notes due 2032 (the “Senior Notes”). The Company sold the Senior Notes pursuant to a purchase agreement, dated August 10, 2021 (the “Purchase Agreement”), among the Company, the subsidiary guarantors party thereto (the “Subsidiary Guarantors”) and Wells Fargo Securities, LLC, as an initial purchaser and representative of the several other initial purchasers named in the Purchase Agreement (the “Representative”), in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Senior Notes are governed by, and were issued pursuant to, the indenture, dated August 13, 2021 (the “Indenture”), among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as trustee.

The Company intends to use the proceeds (net of fees and expenses incurred in connection with the offering) from the sale of the Senior Notes to reduce borrowings under our senior secured revolving credit facility and for other general purposes.

The Indenture provides, among other things, that the Senior Notes will bear interest at a rate of 4.375% per annum, payable on February 1 and August 1 of each year, commencing February 1, 2022. The Senior Notes mature on February 1, 2032.

The Senior Notes are unsecured obligations of the Company and rank equal in right of payment with the Company’s existing and future unsecured senior debt, including, without limitation, the Company’s 5.250% senior notes due 2026 (the “5.250% Senior Notes”), 4.500% Senior Notes due 2029 (the “4.500% Senior Notes”) and 4.000% Senior Notes due 2031 (the “4.000% Senior Notes”). The Company’s obligations under the Senior Notes are fully and unconditionally guaranteed by the Subsidiary Guarantors (the “Guarantees”). The Guarantees are unsecured general obligations of the Subsidiary Guarantors and rank equal in right of payment with all existing and future unsecured liabilities of the Subsidiary Guarantors that are not subordinated in right of payment to the Guarantees, including, without limitation, the guarantees under the 5.250% Senior Notes, the 4.500% Senior Notes and the 4.000% Senior Notes.

Under the Indenture, the Company may redeem some or all of the Senior Notes at any time prior to August 1, 2026 at a redemption prices equal to 100% of the principal amount thereof plus the applicable “make-whole” premium plus accrued and unpaid interest, if any, to the redemption date. On or after August 1, 2026, the Company may redeem some or all of the Senior Notes at the redemption price set forth in the Indenture, plus accrued and unpaid interest, if any, to the redemption date. In addition, prior to August 1, 2024, the Company may redeem up to 35% of the Senior Notes from the net cash proceeds of certain equity offerings at a redemption price equal to 104.375% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption, subject to the terms of the Indenture.

Upon the occurrence of specified change of control events, the Company must offer to each holder of Senior Notes to repurchase all or any part of such holder’s Senior Notes in accordance with the terms of the Indenture at 101% of the principal amount of such Senior Notes, plus accrued and unpaid interest, if any, to the purchase date. The Senior Notes and the Indenture contain customary covenants and events of default, including failure to pay principal or interest on the Senior Notes when due, among others.

The Senior Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction, and accordingly may be resold in accordance with the Purchase Agreement only to “qualified institutional buyers” (as such term is defined in Rule 144A under the Securities Act) and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Senior Notes.

In connection with the completion of the sale of the Senior Notes, on August 13, 2021, the Company and the Subsidiary Guarantors entered into a registration rights agreement with the Representative (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company and each of the Subsidiary Guarantors agreed to file (or cause to be filed) with the Securities and Exchange Commission no later than 465 days after the date of the initial issuance of the Senior Notes a registration statement with respect to a registered offer to exchange the Senior Notes for publicly registered notes (the “Exchange Offer Registration Statement”). The Company agreed to use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act and to consummate the exchange offer no later than 555 days after the date of the initial issuance of the Senior Notes.

If the Company does not comply with certain of its obligations under the Registration Rights Agreement, the Senior Notes will bear additional interest at a rate of 0.25% per annum for the first 90-day period during which a registration default continues, increasing by an additional 0.25% per annum with respect to the next subsequent 90-day period until all registration defaults have been cured, up to a maximum amount of such additional interest for all registration defaults of 0.50% per annum.

The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement, the Indenture (which includes the form of the Senior Notes and the notation of Guarantees) and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 4.1 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the sale of the Senior Notes set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
4.1	Indenture, dated as of August 13, 2021, by and among The Scotts Miracle-Gro Company, the Guarantors (as defined therein) and U.S. Bank National Association, as trustee.

4.2	Form of 4.375% Senior Notes due 2032 (included in Exhibit 4.1).

4.3
Registration Rights Agreement, dated as of August 13, 2021, by and among The Scotts Miracle-Gro Company, the guarantors named therein and Wells Fargo Securities, LLC, as representative of the several initial purchasers named therein.

10.1
Purchase Agreement, dated as of August 10, 2021, by and among The Scotts Miracle-Gro Company, the guarantors named therein and Wells Fargo Securities, LLC, as representative of the several initial purchasers named therein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	August 13, 2021	By:	/s/ CORY J. MILLER
Printed Name: Cory J. Miller
Title: Senior Vice President and Interim Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated August 13, 2021
The Scotts Miracle-Gro Company

Exhibit No.	Description
4.1	Indenture, dated as of August 13, 2021, by and among The Scotts Miracle-Gro Company, the Guarantors (as defined therein) and U.S. Bank National Association, as trustee.

4.2	Form of 4.375% Senior Notes due 2032 (included in Exhibit 4.1).

4.3
Registration Rights Agreement, dated as of August 13, 2021, by and among The Scotts Miracle-Gro Company, the guarantors named therein and Wells Fargo Securities, LLC, as representative of the several initial purchasers named therein.

10.1
Purchase Agreement, dated as of August 10, 2021, by and among The Scotts Miracle-Gro Company, the guarantors named therein and Wells Fargo Securities, LLC, as representative of the several initial purchasers named therein.

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